UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 5, 2018

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-2333

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modifications to Rights of Securities Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Items 5.03 and 5.07 of this report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2018, Pulmatrix, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved an amendment (the “Plan Amendment”) to the Company’s Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan (the “Plan”) to (i) increase the total number of shares of common stock authorized for issuance under such plan from 5,096,675 to 12,500,000 shares and (ii) modify such plan’s “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2019, the number of shares reserved for issuance under such plan will automatically increase by 5% of the number of outstanding shares of common stock on such date. The Plan Amendment had been previously approved by the Company’s board of directors (the “Board”) on April 12, 2018, subject to stockholder approval.

For more information about the Plan Amendment and the Plan, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 26, 2018 (the “2018 Proxy”), the relevant portions of which are incorporated herein by reference. The description of the Plan Amendment above and such portions of the 2018 Proxy are qualified in their entirety by reference to the full text of the Plan Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also at the Annual Meeting, the stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate Amendment”). The Certificate Amendment had been previously approved by the Board on April 12, 2018, subject to stockholder approval. Immediately following the Annual Meeting on June 5, 2018, the Company filed with the Secretary of State of the State of Delaware the Certificate Amendment, thereby increasing the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares.

For more information about the Certificate Amendment, see the 2018 Proxy, the relevant portions of which are incorporated herein by reference. A copy of the Certificate Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2018, the Company held the Annual Meeting. At the Annual Meeting, the following six proposals were submitted to the Company’s stockholders:

(1)	Election of three directors to serve as Class I directors on our Board of Directors to serve until the 2021 Annual Meeting of Stockholders or until successors have been duly elected and qualified, for which the following were nominees: Steven Gillis, Ph.D, Terrance G. McGuire and Amit D. Munshi.

(2)	A proposal to amend the Company’s Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan to (i) increase the total number of shares of common stock authorized for issuance under such plan from 5,096,675 to 12,500,000 shares and (ii) modify such plan’s “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2019, the number of shares reserved for issuance under such plan will automatically increase by 5% of the number of outstanding shares of common stock on such date.

(3)	A proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares.

(4)	A proposal to authorize the Company’s board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2019, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-4 to 1- for-10, such ratio to be determined by the board of directors and included in a public announcement.

(5)	A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, if and only if Proposal 3 and Proposal 4 are both approved and implemented, a reduction in the total number of authorized shares from 200,000,000 to 100,000,000.

(6)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For more information about the foregoing proposals, see the 2018 Proxy, the relevant portions of which are incorporated herein by reference. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

(1)	Election of three directors to serve as Class I directors on our Board of Directors to serve until the 2021 Annual Meeting of Stockholders:

Director	For	Withheld	Broker Non- Votes
Steven Gillis, Ph.D	18,046,084	1,051,194	14,402,724
Terrance G. McGuire	18,159,311	937,967	14,402,724
Amit D. Munshi	18,169,587	927,691	14,402,724

(2)	A proposal to amend the Company’s Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan to (i) increase the total number of shares of common stock authorized for issuance under such plan from 5,096,675 to 12,500,000 shares and (ii) modify such plan’s “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2019, the number of shares reserved for issuance under such plan will automatically increase by 5% of the number of outstanding shares of common stock on such date:

For	Against	Abstain	Broker Non- Vote
16,967,831	2,036,854	92,593	14,402,724

(3)	A proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 shares:

For	Against	Abstain
25,448,847	7,691,073	360,082

(4)	A proposal to authorize the Company’s board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2019, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-4 to 1- for-10, such ratio to be determined by the board of directors and included in a public announcement:

For	Against	Abstain
26,147,732	7,031,471	320,799

(5)	A proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, if and only if Proposal 3 and Proposal 4 are both approved and implemented, a reduction in the total number of authorized shares from 200,000,000 to 100,000,000:

For	Against	Abstain
29,003,660	3,941,747	554,595

(6)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstain
30,919,104	1,660,345	920,553

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Pulmatrix, Inc.

10.1	First Amendment to the Pulmatrix, Inc. Amended and Restated 2013 Employee, Director and Consultant Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: June 7, 2018	By:	/s/ William Duke, Jr.
William Duke, Jr.
Chief Financial Officer